UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2017

Citius Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-206903	27-3425913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2017, Citius Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Amendment”) to effectuate a reverse stock split (the “Reverse Stock Split”) of its issued and outstanding shares of common stock on a 1-for-15 basis. The Reverse Stock Split becomes effective on June 9, 2017 (the “Effective Date”). As of the Effective Date, every 15 shares of issued and outstanding common stock will be converted into one share of common stock. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, a holder of record of common stock on the Effective Date who would otherwise be entitled to a fraction of a share will, in lieu thereof, be entitled to receive a whole share of common stock.

All options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be proportionately adjusted for the Reverse Stock Split by dividing the number of shares of common stock into which the options, warrants and convertible securities are exercisable or convertible by 15 and multiplying the exercise or conversion price thereof by 15.

As reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2016, the Company’s shareholders authorized the Company’s Board of Directors to effect a reverse stock split of the Company’s common stock in a ratio in the range of not less than 1-for-8 and not more than 1-for-20 at any time prior to September 15, 2017. Thereafter, the Company’s Board of Directors determined to effect the Reverse Stock Split and authorized the implementation of the Reverse Stock Split and filing of the Amendment.

The forgoing description is a summary only, does not purport to set forth the complete terms of the Amendment, and is qualified in its entirety by reference to the Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K.

On June 8, 2017, we issued a press release with respect to the Reverse Stock Split described above, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of the Amended and Restated Articles of Incorporation of Citius Pharmaceuticals, Inc. effective June 9, 2017.

99.1	Press Release dated June 8, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: June 8, 2017	By:	/s/ Myron Holubiak
Myron Holubiak
President and Chief Executive Officer

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